Exhibit 99.1

 Virtual Analyst and Investor DayDecember 14, 2020  Global Merchant Photomask Leader

 Safe Harbor Statement  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “plan”, “project”, “in our view” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission.  12/14/2020  2

 Overview & Strategy  Peter Kirlin, CEO

 Today’s objectives  Present PLAB investment thesisReview progress since 2018 investor dayDescribe next growth phaseDemonstrate alignment with market trendsProvide long-term financial targetsAnswer your questions  12/14/2020  4

A Compelling Investment Thesis

- Global leader in merchant photomask industry
  - Delivering growth by leveraging core competencies
  - Growing more quickly than the market

- Technology aligned with secular growth trends
  - China industry expansion (IC & FPD) – Made in China 2025
  - Display technology inflections

- Investment growth strategy to double EPS
  - Top-line growing at twice industry growth rate
  - Operating leverage expands margins
  - Increasing cash flow to fund growth and share repurchase

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 Leading merchant with unmatched global presence  12/14/2020  6  ICFPDIC & FPD      Unmatched Global Footprint11 Strategically Located Manufacturing Facilities                          Sources: SEMI 2019 Photomask Characterization Study; internal estimates

Phases of Photronics revenue growth


Phase IV: 2018 and Beyond
Leverage China 1st Mover Advantage
Extend Technology Leadership
Increase Market Share
Strategic Capital Allocation
Phase II: 1986 – 2002
M&A Growth
Merchant Consolidation
Global Expansion
Phase III: 2003 – 2017
Enter High-End Market
Form Strategic Partnerships
Invest in High-End Capability
Establish FPD Presence
Improve Balance Sheet
Phase I: 1969 – 1986
Technology Startup
Organic Growth
Mostly US
Pre-IPO
Revenue ($M)
0
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1969
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 Investment focus driving financial results  12/14/2020  8  535  551  610  +11% CAGR

 Delivering on commitments    2018 Investor Day Commitment  Results  Growth  $630M revenues and $0.80 EPS  $610M and $0.52, impacted by COVID lockdowns & trade war  Market Position  China production to start H119  Hefei delivered; Xiamen plan modified    Enter G10.5+ market  Market leader    Grow market share  Delivered  Financial Strength  Cash / net cash equal to pre-investment  2017: cash = $308M; net cash = $246M2020: cash = $279M; net cash = $210M plus $79M in share repurchases since 2018    Improve ROIC  2017 = 1.4%2020 = 3.9%   12/14/2020  9

Growing China business


China Revenue ($M)
208
+69% CAGR
43
2017
2020
IC
FPD

- We have growing business in China
  - 34% of total revenue in 2020
    - 23% of IC revenue
    - 58% of FPD revenue
  - Growing strong since 2017
    - IC +67% CAGR
    - FPD +71% CAGR
- Local manufacturing accelerates growth
- Customer contracts fosters sustainable results
- IC JV enables us to compete more effectively

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FPD nearly doubled over 3 years


FPD Revenue ($M)
+24% CAGR
100
191
2017
2020
High-End
Mainstream

- Targeted high-end investments
  - G10.5+
  - AMOLED & LTPS for mobile
- Partner with largest panel makers
- Runway left for advance display growth
  - Mobile platforms
  - Advanced TV
  - Mini & Micro LED
- 2021 investments aligned with market trends

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 Evolving investment focus  2018 Strategic Targets  2020 Strategic Targets  G10.5+  Complete  AMOLED inflection point  Advanced display technologies: AMOLED for mobile; OLED for TV/IT; emerging Micro and Mini LED  China geographic expansion  Continues, driven by Made In China 2025 industrial policy and growing nationalism  12/14/2020  12

 2021-2023 Targets  Double industry growth rates: 5-7%Expanding gross and operating margins, reaching high twenties and high teens, respectivelyMore than doubling EPS to well in excess of $1 / share  12/14/2020  13

 Summary  We have sustained double digit growth in a very challenging environment over the past 3 yearsOur leadership position is expandingMoving forward our investment focus is narrowing to drive accretive growthWith a business model demonstrated to deliver increasing shareholder value  12/14/2020  14

 Delivering Technology to the Market  Chris Progler, CTO

Photomasks help enable the connected world



Simple world
Cloud
Edge Device
Connecting world
Cloud Server
Edge Server
Edge Device
Data
2025 : 163ZB
Sensor
2025 : 1 Trillion

Mask Enables Robust Design → Market Win for Customer

- Golden age of design and integration as differentiators
- Global dynamics enhance mask value: technology, yield, cost, speed, security, trust
- Increasing barriers to entry
- Leadership through partnership: Process of Record, Long-Term Purchase Agreement, Joint Development Projects
- Market pushing more technology into masks: customization, design activity
- Multi-node supply and demand trends favorable
- Focused and opportunity driven investments: region, customer, technology

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Photomask opportunity transcends lithography design nodes


Forecast Monthly Installed Capacity Shares – by Min. Geom.
<10nm
<20nm – ≥10nm
<40nm – ≥20nm
<0.18μ – ≥40nm
≥0.18μ
Share of Monthly Capacity as of December (200mm-equivalents)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
23.7%
22.1%
20.6%
19.8%
19.0%
18.6%
19.8%
18.7%
18.6%
18.4%
18.3%
18.5%
13.4%
10.8%
9.4%
7.9%
7.2%
6.7%
38.8%
38.4%
35.5%
31.3%
28.6%
26.2%
4.4%
10.0%
16.0%
22.6%
26.9%
29.9%
Dec-19 19.51M
Dec-20F 21.09M
Dec-21F 22.92M
Dec-22F 24.08M
Dec-23F 25.15M
Dec-24F 25.99M

Source: IC Insights

High-End

Chip enablement

Design integration

New fab ramp

Mid-Range

Time to market

Design flexibility

Yield

Legacy

Cost

Capacity

Continuity

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High-tech photomask demand drivers

- IC
  - EUV – mask and litho tech still maturing, consumes heavy writing resource
  - Mask complexity and count needed for advanced designs
  - SoC trends – multi-function customization alongside SoC disaggregation
  - Cloud to edge computing migration and design activity
- FPD
  - Mask carrying more of lithography load
  - AMOLED migrating down from premium smartphones
  - TV display innovation: lighting, size, resolution, compensations
  - Gaming, remote work and learning driving demand

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Photomask velocity: A key differentiator



- Speed of design turns takes center stage across the landscape
  - Advanced mask complexity, level count and yield
  - Capacity constraints at mid and legacy nodes

- Technologies that enable our photomask velocity
  - Customer collaboration tools to streamline process development
  - High yielding, self-correcting and efficient mask processes
  - Rapid mask tuning connected to device and panel performance
  - Process fan out and nanometer scale harmonization for tech localization

- Technology investments for IC are targeted at delivering world class mask velocity
  - We are developing technology to transform the speed at which first time right photomasks can be delivered to customers

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 Technology as a tool to support our business growth  12/14/2020  Growth Investment Cycle  +12% CAGR  20

How has China's strategy energized served markets for growth?

- Domestic investments add local capacity to win share and support national agenda
- Foreign competition must improve product innovation to sustain advantage and share
- Integrated circuits and displays elevated to center stage in economic and security landscape
- ***Photomasks*** stand at crossroad of design and manufacturing enablement

- Examples:
  - 70% of LCD and 50% of AMOLED capacity to China by 2021
  - Advanced TV shipments to double by 2024. Mask count per advanced TV on path to doubling.
  - Foundry capital spending increased >35% in 2020

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 “Made in China 2025” driving growth  12/14/2020  22  Source: Internal Estimates

Summary



Collaboration and Teamwork
Customer
Global Scale, Transfer and Backup
Roadmap and Advanced Technology

- Photomasks are enabling technology for IC and display in the connected world
- Key tech inflections driving growth
  - China investment and global share goals in IC and FPD: LCD to mobile pivot, multi-node IC design activity
  - Sweet spot mid-range IC nodes to support pervasive chip implementation. Capacity constraints.
  - Leaders continue innovation driving advanced mask complexity and outsourcing
  - IC and display take center stage for global economic and security independence
- Our investment strategy is aligned with these market trends
- We develop focused processes and products to enhance customer yield and time to market
- We are the leading trusted partner in the marketplace

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 Financial Model & Outlook  John Jordan, CFO

 2020 Summary  Several revenue records establishedRevenue of $609.7MFPD revenue of $191.3MChina revenue of $207.5M (IC = $97.1M; FPD = $110.5M)Operating income improved 23% Y/YGenerated $143M in cash from operating activities, invested $71M in capex, and returned $34M in cash to shareholdersChina facilities contributed $79M in revenue with operating loss of $2M; Hefei was profitable for the year  12/14/2020  25

 Illustrative Target Model    2018  2019  2020  Illustrative Target Model3-Year Horizon      Revenue  $535  $551  $610  $7005% CAGR  $7256% CAGR  $7507% CAGR  Gross Margin  25%  22%  22%  24-26%  26-28%  27-29%  Operating Margin  12%  9%  10%  13-15%  15-17%  17-19%  Operating Cash Flow  $131  $68  $143  $150-160  $160-170  $175-185  Free Cash Flow  $39  ($83)  $77  $80-90  $90-100  $100-110  EPS  $0.59  $0.44  $0.52  $1.00-1.05  $1.15-1.25  $1.25-1.35  12/14/2020  26

Clear capital deployment priorities

- Fund organic growth
  - Geographic expansion into China
  - Investments to maintain technical leadership
  - Capacity expansion when reciprocated by customer commitment
  - Financial discipline to improve ROIC
- Explore strategic M&A
  - Photomask industry – IC & FPD
  - Adjacencies to increase revenue diversification
- Share repurchase
  - Repurchased 7.9M shares ($79M) since 2018
  - Redeemed $115M in convertible debt since 2016, eliminating 10.3M potentially dilutive shares



Reducing Diluted Shares
(Million Shares)
-27%
79
65
57
Q315
Q420
Possible Future Scenario

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Financial discipline improves shareholder value

- Targeted investments drive top-line growth in excess of market
- Operating leverage and cost reductions expand margins
  - Target operating margins mid- to high-teens
  - Target incremental margins 50%
- Strong cash flow generation fortifies balance sheet
- Capital deployment priorities to improve ROIC

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 Summary  Recent performance on upward trendGrowing more quickly than marketsMargin expansion creates earnings powerStrong cash flow generationStrategic use of cash to fund growth and enhance shareholder returns  12/14/2020  29

A Compelling Investment Thesis

- Global leader in merchant photomask industry
  - Delivering growth by leveraging core competencies
  - Growing more quickly than the market

- Technology aligned with secular growth trends
  - China industry expansion (IC & FPD) – Made in China 2025
  - Display technology inflections

- Investment growth strategy to double EPS
  - Top-line growing at twice industry growth rate
  - Operating leverage expands margins
  - Increasing cash flow to fund growth and share repurchase

PHOTRONICS, INC.
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Questions?

 For Additional Information:R. Troy Dewar, CFAVice President, Investor Relations203.740.5610tdewar@photronics.com   Thank you for your interest!